SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is made this 22nd day of July, 2002 by and among NYLTIAK INVESTMENTS, LLC (the "Lender"), AVIATION GENERAL, INCORPORATED, a Delaware corporation with offices at 7200 Northwest 63rd Street, Bethany, Oklahoma 73008 (the "Borrower") and COMMANDER AIRCRAFT COMPANY and STRATEGIC JET SERVICES, INC., each a Delaware corporation and a wholly owned subsidiary of Borrower (together with Borrower, the "Pledgors").

         WHEREAS, Borrower has issued a Secured Convertible Note dated the date hereof (the "Note") to the Lender, pursuant to which Lender has agreed to loan to Borrower an aggregate of One Million Dollars ($1,000,000); and

         WHEREAS, Pledgors desire, pursuant to this Agreement, to grant a security interest to Lender in and to the Collateral (as hereinafter defined) to secure Borrower's Obligations (as hereinafter defined).

         NOW THEREFORE, to induce and in consideration for the agreement of Lender to accept the Note and in consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       DEFINITIONS.
                  -----------

         All capitalized terms used but not defined herein which are defined in the Note shall have the meanings given to them in the Note. For the purposes of this Agreement, the following terms shall have the following meanings:

                  1.1. The term "Borrower's Obligations" shall include (i) any and all indebtedness, obligations and liabilities of any type or nature, now existing or hereafter created, of Borrower, its successors or assigns, to Lender, its successors or assigns pursuant to the Note, any other agreement or document incidental to or executed pursuant to the Note or in connection with the loan by Borrower to Lender, including any refinancings, new financings, modifications, renewals or extensions thereof, or substitutions therefor; (ii) all liabilities and obligations of Pledgors hereunder; (iii) all liabilities and obligations of Borrower under that certain Securities Purchase Agreement, and Investor Rights Agreement dated as of the date hereof by and between the Lender and the Borrower; and (iv) all reimbursable costs, expenses and liabilities which may be incurred in any way in connection with any of the Borrower's Obligations or any collateral security therefor.

                  1.2. The term "Collateral" shall mean (i) all of the now owned and hereafter acquired machinery, tooling, equipment, furniture, fixtures, supplies and other personal property ofPledgors, including any leasehold interests therein and all replacement parts and annexations thereto ("Equipment"); all of Pledgors' now owned or hereafter acquired and/or created accounts, instruments, chattel paper, contracts, contract rights, accounts receivable, tax refunds, notes, notes receivable, drafts, acceptances, documents, general intangibles, and other choices in action (not including wages or salary), including proceeds of inventory and proceeds from the sale of goods and services ("Accounts"); all of Pledgors' now owned and hereafter acquired inventory, including all raw materials, parts, and containers, but excluding aircraft work in process, finished aircraft, and aircraft returned, repossessed, reclaimed or otherwise reacquired, and all products and proceeds thereof including sales proceeds of any kind ("Inventory"); and all other now owned and hereafter acquired assets ofPledgors, including all leases, rents, chattels, leaseholder improvements, aircraft production certificates, parts manufacturing authority, FAA Aircraft Type Certificates issued to Pledgors, installment purchase and or sales contracts, bonds, stocks, certificates, advances, deposits, trademarks, tradenames, licenses, patents and cash values of life insurance ("together with the Equipment, Accounts, and Inventory, "Assets");
(ii) all proceeds and products of the Assets; (iii) any of Pledgors' assets in which the Lender has been or is hereafter granted a security interest under any other security agreements, notes or other obligations or liabilities between Pledgors and Lender; (iv) any accounts, property, securities or monies of Pledgors that may at any time be assigned or delivered or come into possession of Lender, as well as all products and proceeds thereof; (v) and all of the actual boods and records pertaining to any of the above-described items.

         1.3. The term "Event of Default" shall have the meaning as defined in the Note.

         2.       CREATION OF SECURITY INTEREST.
                  -----------------------------

                  As security for the full, prompt and complete payment and performance of each of Borrower's Obligations, Pledgors hereby grant to Lender a perfected and continuing first priority security interest under the Uniform Commercial Code of the State of Delaware, as amended, and under any other applicable law (including, without limitation, the Uniform Commercial Code of any other state in which the Collateral is located), in and to the Collateral. The grant contained herein is intended to confer upon Lender all rights which a secured creditor may obtain and which may be granted in the Collateral under applicable law as from time to time in effect.

         3.       COVENANTS OFPLEDGORS.
                  --------------------

                  Pledgors shall:

                  3.1. Timely and fully perform each and every covenant, agreement and obligation set forth in the Note, this Agreement, the Securities Purchase Agreement, the Investor Rights Agreement and the Voting Agreement dated as of the date hereof by and between the Lender and thePledgors.

                  3.2. Sign and execute any financing statement or renewal, substitution or correction thereof, or other document, or procure any document, and pay all incidental costs necessary to protect the security interests granted under this Agreement against the rights or interests of third parties.

                  3.3. Pay all filing fees in connection with any financing, continuation or termination statement or other instrument with respect to the security interests created hereby.

                  3.4. Deliver and pledge to Lender endorsed or accompanied by instruments of assignment or transfer satisfactory to Lender, any instruments, documents and chattel papers which Lender may reasonably specify from time to time, including, without limitation, delivery of any notes receivable and collateral assignments of contracts.

                  3.5. Keep, and stamp or otherwise mark, any of its documents, instruments and chattel paper and its individual books and records relating to any Collateral in such manner as Lender may reasonably require.

         3.6. Not sell, transfer, mortgage or otherwise encumber any of the Collateral.

                  3.7. Not remove any Collateral to a new location, open any new places of business or commence any business under a new or fictitious name or designation, except in compliance with the Note and with thirty (30) days prior written notice of Lender.

         4.       REPRESENTATIONS AND WARRANTIES OFPLEDGORS.
                  -----------------------------------------

                  Borrower hereby makes the following representations and warranties:

                  4.1. The offices where the books and records of Pledgors are kept concerning the Collateral of Pledgors are 7200 Northwest 63rd Street, Bethany, Oklahoma 73008. Prior to moving the books and records to any other location, Pledgors shall give thirty (30) days prior written notice of such move to Lender.

         4.2. Pledgors conduct their business only under the name set forth on the signature page hereof.

                  4.3. Pledgors have good title to all of the Collateral free and clear of any and all liens and encumbrances excepting only the security interests created pursuant to this Agreement.

                  4.4. The execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in the breach of any of the terms, conditions, provisions of, or constitute a default under, or conflict with, or cause any acceleration of any obligation under, any material agreement or other material instrument to which any Pledgor is a party or by which any Pledgor is bound.

                  4.5. No approvals of any nature are required by any governmental or regulatory authority or other third parties in connection with the security interests herein granted, except such as have already been obtained.

                  4.6. Pledgors have the full power and legal authority to enter into this Agreement and to consummate the transactions contemplated hereby, and this Agreement constitutes the authorized, valid and binding obligation of Pledgors enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally.

         5.       SECURED PARTY'S RIGHTS AND REMEDIES.
                  -----------------------------------

                  5.1. Upon the occurrence and during the continuance of any Event of Default, Lender may proceed to exercise (i) any one or more of the rights or remedies afforded by the Uniform Commercial Code of any applicable jurisdiction, including the right to sell any or all of the Collateral at one or more public or private sales upon at least twenty (20) days written notice to Borrower of the time and place of any public sale and of the date on which the Collateral will first be offered for sale in the case of any private sale, and to bid thereat or purchase any part or all thereof in its own or a nominee's name, free and clear of any equity of redemption; and to apply the net proceeds of the sale, after deduction for any costs and expenses of sale (including any liabilities incurred in connection therewith), including reasonable attorneys' fees, to the payment of Borrower's Obligations in any manner or order which Lender, in its sole discretion, may elect, to the payment of any other amount required by law and to the payment of any remaining net proceeds to whomsoever may lawfully be entitled to receive the same or as a court of competent jurisdiction may direct, without further notice and without regard to any equitable principles of marshaling or other like equitable doctrines, (ii) any rights or remedies upon any judgment entered upon the Notes, (iii) any other remedies or rights provided in the Note, this Agreement, the Securities Purchase Agreement, the Investor Rights Agreement dated as of the date hereof between Borrower and Lender, simultaneously or consecutively, against or in respect ofPledgors , all of which rights and remedies shall, to the full extent permitted by law, be cumulative. The choice of one or more rights or remedies shall not be construed as a waiver or election barring other rights and remedies. Borrower hereby acknowledges and agrees that Lender is not required to exercise all remedies and rights available to it equally with respect to all the Collateral and that Lender may select less than all of the Collateral with respect to which the remedies as determined by Lender may be exercised.

         5.2. In addition to or in conjunction with the rights and remedies referred to in Section 5.1. hereof, after the occurrence of an Event of Default:

         5.2.1. Written notice mailed to Pledgors at the address designated herein twenty (20) days or more prior to the date of public or private sale of any of the Collateral shall constitute reasonable notice.

         5.2.2. Lender may require Pledgors to assemble any of the Collateral and to make it available to Lender at any place Lender designates.

         5.2.3. Lender may require Pledgors to use their best efforts to obtain any approvals that are required by any governmental or regulatory body or other Person in order to permit the sale of the Collateral pursuant to this Agreement.

         6.       ENTIRE AGREEMENT.
                  ----------------

         This Agreement and the agreements referenced herein sets forth all of the promises, covenants, agreements, conditions and understandings among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, with respect thereto, except as contained or referred to herein. This Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought.

         7.       INVALIDITY.
                  ----------

         If any provisions of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereunder, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         8.       NON-WAIVER AND NON-EXCLUSIVE REMEDIES.
                  -------------------------------------

                  8.1. No remedy or right herein conferred upon, or reserved to Lender is intended to be to the exclusion of any other remedy or right, but each and every such remedy or right shall be cumulative and shall be in addition to every other remedy or right given hereunder, and now or hereafter existing at law or in equity.

                  8.2. No delay or omission by Lender to exercise any remedy or right accruing upon an Event of Default shall impair any such remedy or right, or shall be construed to be a waiver of any such Event of Default, or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same or of a different nature.

         9.       TERMINATION OF SECURITY INTEREST.
                  --------------------------------

         At such time as (a) all of Borrower's Obligations have been paid and/or performed in full, and (b) such satisfaction of Borrower's Obligations is not then subject to any filed claim, contest, voidance or offset of any type whatsoever the security interest provided herein shall terminate and Lender shall return to Pledgors all Collateral then held by Lender, if any, and upon request of Borrower shall execute, in form for filing, termination statements of the security interests herein granted, and, thereafter, no party hereby shall have any further right or obligation hereunder.

         10.      SUCCESSORS AND ASSIGNS.
                  ----------------------

         This Agreement shall be binding upon the successors or permitted assigns of Pledgors and shall inure to the benefit of and be enforceable by the successors or permitted assigns of Lender.

         11.      POWER OF ATTORNEY.
                  -----------------

         Lender is hereby appointed by Pledgors as Pledgors' attorney-in-fact, irrevocably, to do any and all acts and things which Lender may deem necessary to continue the perfected security interest hereby created including, without limitation, to execute on behalf of Pledgors of any continuation statement with respect to the security interest created hereby, and, upon an Event of Default and during the continuance thereof, to do any and all acts and things to protect and preserve the Collateral including, without limitation, the endorsement of any draft or order which may be payable to Borrower and the protection and prosecution of all rights included in the Collateral.

         12.      GOVERNING LAW.
                  -------------

         THIS AGREEMENT SHALL BE GOVERNED AS TO ITS VALIDITY, INTERPRETATION AND EFFECT IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT IF THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN NEW YORK. UNLESS THE CONTEXT OTHERWISE REQUIRES, ALL TERMS USED HEREIN WHICH ARE DEFINED IN THE UNIFORM COMMERCIAL CODE AS ENACTED IN NEW YORK SHALL HAVE THE MEANINGS THEREIN STATED.

         13.      WAIVER OF JURY TRIAL.
                  --------------------

         Pledgors and Lender hereby waive trial by jury in any judicial proceeding to which they are parties involving, directly or indirectly, any matter (whether in tort, contract or otherwise) in any way arising out of, related to, or connected with this Agreement, the relationships established hereunder or the transactions financed in connection with this Agreement.

         14.      NOTICES.
                  -------

         Any notice, request or consent required hereunder or in connection herewith shall be deemed satisfactorily given if in writing (including facsimile transmissions) and delivered by hand, U.S. mail (registered or certified mail) or recognized overnight courier to the parties at their respective addresses or telecopier number set forth in the Note or such other addresses or telecopier numbers as may be given by any party to the others in writing.

         15.      COUNTERPARTS.
                  ------------

         This Agreement may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers on the date first above written.


AVIATION GENERAL, INCORPORATED              COMMANDER AIRCRAFT COMPANY

By:                                   By:



Name:                                 Name:



Title:                                Title:



NYLTIAK INVESTMENTS, LLC                    STRATEGIC JET SERVICES, INC.

By:                                        By:


Name:                                      Name:


Title:                                     Title: